                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                          June 23, 2004 (June 23, 2004)
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                Date of Report (Date of earliest event reported)

                      Revlon Consumer Products Corporation
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                  33-59650                    13-3662953
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   (State or Other        (Commission File No.)          (I.R.S. Employer
   Jurisdiction of                                      Identification No.)
    Incorporation)

       237 Park Avenue
      New York, New York                               10017
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    (Address of Principal                           (Zip Code)
      Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

         On June 23, 2004, Revlon, Inc. ("Revlon") issued a press release announcing the commencement by Revlon Consumer Products Corporation ("RCPC"), a
wholly owned subsidiary of Revlon, of a cash tender offer (the "Tender Offer")
to purchase any and all of RCPC's outstanding $363,000,000 aggregate principal amount of 12% Senior Secured Notes due 2005 (the "12% Notes"). As part of the
Tender Offer, RCPC is soliciting consents from the holders of the 12% Notes for certain proposed amendments which would eliminate substantially all of the restrictive covenants contained in the indenture governing the 12% Notes and release the guarantees of RCPC's obligations, and the collateral securing the obligations of RCPC and the guarantors, under such indenture. The offer to purchase the 12% Notes (the "Offer to Purchase") and the related letter of transmittal (the "Letter of Transmittal") are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

         The Tender Offer is being commenced in connection with RCPC's previously-announced agreement with Citicorp USA, Inc. and Citigroup Global
Markets Inc. (together, "Citigroup") for a fully-committed financing to refinance and extend to 2010 the maturities on RCPC's debt that matures in 2005.

         Consummation of the Tender Offer is subject to various conditions, including but not limited to, RCPC's entering into the new credit facilities and
RCPC's obtaining the required consents in the consent solicitation. Consummation of the new credit facilities and related terms is also subject to negotiation and execution of definitive documents and various customary conditions. There can be no assurance that any aspect of the refinancing will be consummated. The
Tender Offer is made only upon the terms contained in Offer to Purchase and the accompanying Letter of Transmittal provided to holders of the 12% Notes.

         The Tender Offer will expire at 5:00 p.m., New York City time, on July
21, 2004, unless extended or earlier terminated by RCPC. RCPC currently expects to have an initial settlement on July 9, 2004 for the 12% Notes tendered by such date, followed by a final settlement shortly after the expiration date for such notes tendered after the initial settlement date. RCPC reserves the right to extend the initial settlement date up to and including the final settlement date.

         The above transactions and related matters are further described in the press release dated June 23, 2004, a copy of which is attached hereto as Exhibit
99.3 and incorporated by reference herein.

         In accordance with general instruction B.2 of Form 8-K, the information in this report, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities
Exchange Act of 1934, or otherwise subject to the liability of that section.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REVLON CONSUMER PRODUCTS CORPORATION

                                            By: /s/ Robert K. Kretzman
                                                -----------------------------
                                            Robert K. Kretzman
                                            Executive Vice President, General
                                            Counsel and Chief Legal Officer

Date: June 23, 2004

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                                  EXHIBIT INDEX

    Exhibit No.     Description
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       99.1         Offer to Purchase dated June 22, 2004.

       99.2         Letter of Transmittal.

       99.3         Press Release, dated June 23, 2004 (incorporated by
                    reference to Exhibit 99.3 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange
                    Commission on June 23, 2004).